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                                                                  Exhibit 10.15

                               FIFTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Fifth Amendment"), is made and entered into as of the 31st day of May, 1996, by and among (i) REGAL CINEMAS, INC., a Tennessee corporation with principal office and place of business in Knoxville, Tennessee (the "Borrower"), (ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) THE FIRST NATIONAL BANK OF BOSTON, a national banking association with principal office and place of business in Boston, Massachusetts ("Bank of Boston"), (c) FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association with principal office and place of business in Nashville, Tennessee ("First Union"), (d) FIRST AMERICAN NATIONAL BANK, a national banking association with principal office and place of business in Knoxville, Tennessee ("First American"), (e) THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, a Japanese banking corporation maintaining an office in Chicago, Illinois ("Sumitomo"), in its capacity as the assignee and successor in interest to The Daiwa Bank, Limited ("Daiwa"), (f) NATIONSBANK OF TENNESSEE, N.A., a national banking association with an office and place of business in Knoxville, Tennessee (NationsBank"), and (g) WACHOVIA BANK OF GEORGIA, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, Bank of Boston, First Union, First American, Sumitomo, NationsBank and Wachovia is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent"), and (iv) THE FIRST NATIONAL BANK OF BOSTON, in its capacity as Lead Manager.

     P R E L I M I N A R Y   S T A T E M E N T:

     A. Pursuant to that certain Second Amended and Restated Loan Agreement dated as of July 7, 1993, among the Borrower, PNC, Bank of Boston, First Union, First American, Daiwa and NationsBank (collectively, the "Original Banks"), the Agent and Bank of Boston, in its capacity as Lead Manager, as amended pursuant to (i) that certain First Amendment to Second Amended and Restated Loan Agreement dated as of May 6, 1994, among the Borrower, the Original Banks and the Agent, (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of June 15, 1994,


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among the Borrower, the Original Banks and the Agent, (iii) that certain Third
Amendment to Second Amended and Restated Loan Agreement dated as of March 31, 1995, among the Borrower, the Original Banks and the Agent (the "Third Amendment"), and (iv) that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of November 30, 1995, among the Borrower, the Original Banks, Wachovia and the Agent (the "Fourth Amendment") (collectively, the "Loan Agreement"), the Banks have established a reducing revolving credit facility in the principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (the "Reducing Revolver") in favor of the Borrower upon the terms and conditions set forth in the Loan Agreement.

     B. The Borrower has now requested that the Banks agree to certain amendments to the Loan Agreement, which the Banks are willing to do upon the express condition that the Borrower execute and deliver this Fifth Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

     2. Section 8.14 of the Loan Agreement, titled Capital Expenditures, as amended pursuant to Section 21 of the Third Amendment and Section 17 of the Fourth Amendment, is hereby amended to provide that the Borrower will not make or incur Capital Expenditures in excess of the following amounts:

          (i) $100,000,000.00 during the Loan Year ending June 30, 1996;

          (ii) $70,000,000.00 during the Loan Year ending June 30, 1997;

          (iii) $35,000,000.00 during the Loan Year ending June 30, 1998; and

          (iv) $17,500,000 during any Loan Year ending after June 30, 1998.


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     The Banks agree that the portion of any Capital Expenditures paid for by the issuance and sale of capital stock of the Borrower shall not be subject to the limitations on the incurrence of Capital Expenditures per the schedule set forth above; provided, the Borrower will not make or incur Capital Expenditures, including Capital Expenditures paid for by the issuance and sale of capital stock of the Borrower, in excess of the following amounts:

          (i) $110,000,000.00 during the Loan Year ending June 30, 1996;

          (ii) $85,000,000.00 during the Loan Year ending June 30, 1997;

          (iii) $50,000,000.00 during the Loan Year ending June 30, 1998; and

          (iv) $32,500,000.00 during any Loan Year ending after June 30, 1998.

     The Borrower shall have the right, to the extent the Borrower has not expended the maximum amount of Capital Expenditures permitted to be expended by the Borrower in any Loan Year pursuant to the schedules set forth above, to expend the amount of such unexpended Capital Expenditures in respect of such Loan Year (the "Carryover Capital Expenditures") in the immediately succeeding Loan Year, subject to (a) the Borrower may expend the Carry over Capital Expenditures in respect of a particular Loan Year only in the immediately succeeding Loan Year, (b) the amount of the Carryover Capital Expenditures which may be carried over from a Loan Year may not exceed thirty percent (30%) of the amount of Capital Expenditures permitted to be expended by the Borrower in such Loan Year per the schedules set forth above, and (c) all Capital Expenditures expended by the Borrower in any Loan Year shall be deemed the expenditure by the Borrower of a dollar for dollar portion of the maximum amount of Capital Expenditures permitted to be expended by the Borrower in such Loan Year per the schedules set forth above before any such Capital Expenditures expended by the Borrower shall be deemed the expenditure by the Borrower of any portion of the amount of Carryover Capital Expenditures carried over into such Loan Year. Any Carryover Capital Expenditures not permitted to be expended by the Borrower in any particular Loan Year by virtue of the provisions of clauses (a), (b) or (c) of the immediately preceding sentence may not be thereafter expended by



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the Borrower without the prior written consent of the Requisite Banks.

     The Banks hereby agree that the acquisition by the Borrower of certain theaters from Kirkorian Premiere Theaters pursuant to a March 25, 1996 Acquisition Agreement (the "Kirkorian Acquisition") as well as the acquisition by the Borrower of certain theaters from Georgia State Theatres pursuant to a February 2, 1996 Amended and Restated Agreement and Plan of Merger (the "Georgia State Acquisition"), regardless of the manner in which each of the Kirkorian Acquisition and the Georgia State Acquisition is structured and accounted for under GAAP, and regardless of whether any Revolving Loans are made to the Borrower under the Loan Agreement to pay in part the purchase price of the Kirkorian Acquisition and/or the Georgia State Acquisition, shall not be deemed the incurrence by the Borrower of Capital Expenditures for purposes of determining the Borrower's compliance with the provisions of Section 8.14 of the Loan Agreement, as amended pursuant to Section 21 of the Third Amendment,
Section 17 of the Fourth Amendment and this Section 2, and accordingly the "purchase price" paid by the Borrower for each of the Kirkorian Acquisition and the Georgia State Acquisition shall not be subject to the limitations on the Borrower's incurrence of Capital Expenditures set forth in this Section 2, provided that both the Kirkorian Acquisition and the Georgia State Acquisition are consummated on or before September 30, 1996. Provided, the Borrower acknowledges and agrees that the Borrower's consummation of each of the Kirkorian Acquisition and the Georgia State Acquisition, regardless of the manner in which each of the Kirkorian Acquisition and the Georgia State Acquisition is structured, shall be subject to all of the other terms and conditions of the Loan Agreement and the other Loan Instruments.

     3. The Borrower hereby confirms to the Banks that, upon the consummation of the Georgia State Acquisition, the Borrower will succeed by operation of law to the 50% partnership interest of Georgia State Theatres, Inc. in and to Gainesville Theatres, L.L.P., a Georgia limited liability partnership. In the Borrower's capacity as the owner of a fifty percent (50%) partnership interest in Gainesville Theatres, L.L.P., the Borrower desires to guarantee the payment of a construction/permanent loan in the principal amount not to exceed $3,500,000 to be obtained by Gainesville Theatres, L.L.P. from Wachovia Bank of Georgia, N.A. to finance certain costs of construction of a theater complex by Gainesville Theatres, L.L.P. (the "Gainesville Theatres Term Loan"). In order to permit the Borrower to consummate the foregoing transactions


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without violating certain provisions of the Loan Agreement, the Borrower has requested, and the Banks have agreed, to the following amendments to the Loan
Agreement:

     (a) The Banks hereby waive the provisions of Section 8.1(d) of the Loan Agreement in order to permit the Borrower to own a fifty percent (50%) partnership interest in Gainesville Theatres, L.L.P. without violating the Loan Agreement; and

     (b) The Banks hereby waive the provisions of Sections 8.2 and 8.16 of the Loan Agreement in order to permit the Borrower to guarantee the payment of the Gainesville Theatres Term Loan without violating the Loan Agreement.

     The Banks further hereby agree that, so long as Gainesville Theatres, L.L.P. is not in default in the payment of any of the principal of and/or accrued interest on the Gainesville Theatres Term Loan, only fifty percent (50%) of the unpaid principal of the Gainesville Theatres Term Loan must be included in the Borrower's Total Funded Debt for purposes of Sections 8.10 and 8.12 of the Loan Agreement; contrariwise, in the event Gainesville Theaters, L.L.P. is in default in the payment of any of the principal of and/or accrued interest on the Gainesville Theatres Term Loan, the entire unpaid principal of and all accrued and unpaid interest on the Gainesville Theatres Term Loan shall be included in the Borrower's Total Funded Debt for purposes of Sections 8.10 and
8.12 of the Loan Agreement. Finally, the Banks hereby agree that the Borrower's share of the net income (or net loss) of Gainesville Theatres, L.L.P., as determined in accordance with GAAP, shall be included in the Borrower's Net Income, Cash Flow Available for Fixed Charges, Cash Flow from Operations, EBITDA and Theater Level Cash Flow for purposes of Sections 8.10, 8.11 and 8.12 of the Loan Agreement.

     The Borrower hereby acknowledges and agrees that, except to the limited extent set forth in this Section 3, the Banks have not waived any of the provisions of Sections 8.1, 8.2 or 8.16 of the Loan Agreement or have otherwise modified the defined terms Total Funded Debt, Net Income, Cash Flow Available for Fixed Charges, Cash Flow from Operations, EBITDA and Theater Level Cash Flow and/or the provisions of Sections 8.10, 8.11 or 8.12 of the Loan Agreement.


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     4. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     5. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Second Amended and Restated Loan Agreement to be duly executed as of the day and year first above written.


                                       REGAL CINEMAS, INC.



                                       By:_______________________________
                                          Michael L. Campbell, President

                                                (the "Borrower")



                                       PNC BANK, KENTUCKY, INC.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  PNC Bank, Kentucky, Inc.
                                                 Citizens Plaza
                                                 500 West Jefferson Street
                                                 Louisville, KY  40202
                                                 Attn:  Benjamin Willingham
                                                        Regional Corporate
                                                        Banking Group

                                                        ("PNC")




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                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  The First National Bank
                                                   of Boston
                                                 Media & Communications
                                                   Dept.
                                                 100 Federal Street
                                                 Mail Stop 01-08-08
                                                 Boston, MA  02110
                                                 Attn:  Matthew E. Murphy,
                                                        Vice President

                                                ("Bank of Boston")




                                       FIRST UNION NATIONAL BANK OF
                                         TENNESSEE



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  First Union National Bank
                                                   of Tennessee
                                                 150 4th Avenue
                                                 Box 2648
                                                 Nashville, TN  37219
                                                 Attn:  S. Scott Miler,
                                                        Vice President

                                                  ("First Union")


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                                       FIRST AMERICAN NATIONAL BANK



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  First American National
                                                   Bank
                                                 505 S. Gay Street
                                                 Knoxville, TN  37902
                                                 Attn:  Eric Schwarzentraub,
                                                         Vice President

                                                 ("First American")



                                       THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  The Sumitomo Bank, Limited
                                                 One Peachtree Center
                                                 303 Peachtree Street
                                                 Suite 4420
                                                 Atlanta, GA  30308
                                                 Attn:  Manager

                                                    ("Sumitomo")


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                                       NATIONSBANK OF TENNESSEE, N.A.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  NationsBank of Tennessee,
                                                   N.A.
                                                 550 Main Avenue
                                                 Knoxville, TN  37901-0017
                                                 Attn:  John F. Fisher,
                                                        Senior Vice President

                                                    ("NationsBank")



                                       WACHOVIA BANK OF GEORGIA, N.A.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  191 Peachtree St, N.E.
                                                 Mail Code 3940
                                                 Atlanta, GA  30303
                                                 Attn:  John Tibe,
                                                        Vice President

                                                    ("Wachovia")

                                            (collectively, the "Banks")


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                                       PNC BANK, KENTUCKY, INC., in its
                                       capacity as Agent



                                       By:_______________________________

                                       Title:____________________________

                                                    (the "Agent")


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       in its capacity as Lead Manager



                                       By:_______________________________

                                       Title:____________________________



     Litchfield Theatres, Ltd., a South Carolina corporation ("Litchfield"), in its capacity as the issuer of that certain Guaranty Agreement dated as of March 31, 1995, in favor of PNC Bank, Kentucky, Inc., as the Agent, and Neighborhood Entertainment, Inc., a Virginia corporation ("Neighborhood"), in its capacity as the issuer of that certain Guaranty Agreement dated as of November 30, 1995, in favor of PNC Bank, Kentucky, Inc., as the Agent, each hereby consents to the amendment of the Loan Agreement in the manner set forth in this Fifth Amendment, and each hereby ratifies and reaffirms all of its representations, warranties, covenants,


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agreements and obligations under the Guaranty Agreement to which it is a party.


                                       LITCHFIELD THEATERS, LTD.



                                       By:_______________________________

                                       Title:____________________________

                                       Date:  May 31, 1996


                                       NEIGHBORHOOD ENTERTAINMENT, INC.



                                       By:_______________________________

                                       Title:____________________________

                                       Date:  May 31, 1996





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